SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) November 17, 1999


                             JAWS TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)



                  7371                       98-0167013
        (Commission File Number)  (IRS Employer Identification Number)

                           1013 17TH AVENUE SW T2T 0A7
                             CALGARY, ALBERTA CANADA
                    (Address of principal executive offices)

                                 (403) 508-5055
              (Registrant's telephone number, including area code)

ITEM  5.  OTHER  EVENTS
-----------------------

     On November 17, 1999, JAWS Technologies, Inc. ("JAWS") executed a Debenture Acquisition Agreement Amendment and Settlement Agreement with Thomson Kernaghan & Co. ("Thomson Kernaghan") (the "Settlement Agreement") in order to settle the outstanding obligations of the parties relating to the $5,000,000 Debenture Acquisition Agreement dated September 25, 1998, as amended on April 27, 1999 (the "Debenture Agreement").

     The Settlement Agreement settles the conversion terms of the $1,520,000 advanced under the Debenture Agreement and the exercise of outstanding warrants issued under the Debenture Agreement and terminates all further obligations related to the Debenture Agreement.

     Debentures issued pursuant to the Debenture Agreement have been converted to 5,127,672 restricted shares of common stock of JAWS.

     Thomson Kernaghan will exercise all of the outstanding warrants issued pursuant to the Debenture agreement for 2,180,220 restricted shares of common stock of JAWS.

     The parties have signed a mutual release of all previously existing obligations.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS
----------------------------------------------

    Financials

     None

    Exhibits

     Exhibit A - Debenture Amendment and Settlement Agreement with the following schedules:
          Schedule  A  -  Spreadsheet
          Schedule  B  -  Warrants

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     JAWS  TECHNOLOGIES,  INC.



     By:/s/Robert  J.  Kubbernus
        ------------------------
           Robert  J.  Kubbernus,  President


Date:  December  1,  1999

                               Exhibit A - Page 4
                                    EXHIBIT A

                  DEBENTURE AMENDMENT AND SETTLEMENT AGREEMENT


DATED the 17th day of November, 1999 to be effective the 1st day of November, 1999.

BETWEEN:

                             JAWS TECHNOLOGIES, INC.
             A corporation incorporated in the State of Nevada, USA
                                    ("JAWS")

                                   -     and -


                          THOMSON KERNAGHAN & CO. LTD.
          A corporation incorporated in the Province of Ontario, Canada
                                     ("TK")

BACKGROUND:

(1) JAWS and TK entered into a debenture acquisition agreement on September 25, 1998 and amended the agreement on April 27, 1999, (the "Debenture Agreement");

(2) Pursuant to the terms of the Debenture Agreement, TK has advanced and JAWS has issued debentures as set out in Schedule "A" attached hereto and JAWS has granted warrants to TK as set out in Schedule "B" hereto; and

(3) JAWS and TK wish to enter into this agreement in order to amend the Debenture Agreement as required, clarify the number of Warrants to be exercised and settle all outstanding obligations under the Debenture Agreement in accordance with the terms set out herein below.

NOW THEREFORE, in consideration of the foregoing facts and the mutual covenants and agreements contained herein, the parties hereby agree as follows:

(1)     Conversion  of  Debentures

The debentures (the "Debentures"), issued in accordance with the terms of the Debenture Agreement, shall be converted in accordance with the calculations set out in Schedule "A" and JAWS will issue 5,127,672 shares of the common stock of JAWS (the "Debenture Conversion Shares") using available exemptions pursuant to the Securities Act of 1933, or the Securities Exchange Act of 1934;

(2)     Exercise  of  $0.28  Warrants

TK shall exercise warrants to purchase 1,428,572 shares in the common stock of JAWS at an exercise price of $0.28, pursuant to the Debenture Agreement (the "$0.28 Shares") and shall immediately upon the execution of this Agreement forward Four Hundred Thousand ($400,000 USD) to JAWS.


(3)     Exercise  of  $0.65  Warrants

TK shall exercise warrants to purchase 923,077 shares in the common stock of JAWS at an exercise price of $0.65 (the "$0.65 Shares"), pursuant to the Debenture Agreement. The warrants shall be exercisable in accordance with the following terms and the warrant agreement shall be amended as follows by inserting the following provision after paragraph (j) in the warrant agreement:

     (k)     Relinquishment  Of  Warrants.
             ----------------------------

(a)  TK  shall  have  right  of  relinquishment  as hereinafter provided by this
Section      (k):

(i) TK, its heirs or other legal representatives to the extent entitled to exercise the Warrant under the terms thereof, in lieu of purchasing the entire number of shares subject to purchase thereunder, shall have the right to relinquish all of the then unexercised portion of the Warrant (to the extent then exercisable) in exchange for 751,648 shares of the common stock of JAWS (the "$0.65 Shares"); and

(ii) such right of relinquishment may be exercised only upon receipt by JAWS of a written notice of such relinquishment which shall be dated the date of election to make such relinquishment; and that, for the purposes of this Agreement, such date of election shall be deemed to be November 1, 1999.


(4)     Termination  Of  All  Other  Debenture  Agreement  Terms  and Conditions

All other terms, conditions, representations, and warranties as contained in the Debenture Agreement, or any other document related thereto, shall be terminated on the date of the issuance of the Debenture Conversion Shares, the $0.28 Shares and the $0.65 Shares.

(5)     Mutual  Release

JAWS and TK agree to execute a mutual release relating to the Debenture Agreement, and the settlement thereof including a settlement of all penalty provisions, on the date of issuance of the Debenture Conversion Shares, the $0.28 Shares and the $0.65 Shares.


(6)          Further  Assurances

     Each of the parties hereto shall from time to time execute and deliver all such further documents and instruments and do all acts and things as any of the other parties may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

(7)          Time  of  the  Essence

     Time  shall  be  of  the  essence  of  this  Agreement.

(8)          Entire  Agreement

     This Agreement shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the parties with respect to the subject matter hereof other than as expressly set forth in this Agreement.

(9)          Amendments  and  Waiver

     No modification of or amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by all of the parties hereto whose rights are affected by amendment and no waiver of any breach of any term or provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided, shall be limited to the specific breach waived.

(10)     Assignment

     This Agreement may not be assigned by any party hereto without the written consent of the other parties hereto.

(11)     Notice

     Any demand, notice, statutory declaration, direction or other communication to be given in connection with this Agreement shall be given in writing simultaneously to all of the parties hereto and shall be given by personal delivery, registered mail, or by telecopier addressed to the recipients as follows:

(a)     In  the  case  of  Jaws:

     JAWS  TECHNOLOGIES,  INC.
     1013  17th  Avenue  S.W.
     Calgary,  Alberta
     T2T  0A7
     Telecopier:     (403)  508-5058

(b)     In  the  case  of  Thomson  Kernaghan:

     THOMSON  KERNAGHAN  &  CO.  LIMITED
     365  BAY  STREET
     Toronto,  Ontario
     M5H  2V2
     Telecopier:  (416)367-8055

or to other such address, individual, or electronic communication number as may be designated by notice given by any part to the other parties. Any demand, notice or other communication given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof and, if given by registered mail, on the third business day following the deposit thereof in the mail and, if given by electronic communication, on the day of transmittal thereof if given during the normal business hours of the recipient and on the business day during which such normal business hours next occur if not given during such hours on any day. If the party giving any demand, notice or other communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of mail, any such demand, notice or other communication shall not be mailed but shall be given by personal delivery or by electronic communication.

(12)          Governing  Law

This Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the dated effective the day first above written.

JAWS TECHNOLOGIES, INC.         THOMSON KERNAGHAN & CO. LTD.

Per: _______________________.  Per: __________________________
  Robert Kubbernus, CEO

Per: ________________________  Per: ________________________
  Riaz Mamdani, CFO

                                   SCHEDULE A

TODAYS DATE
1-NOV-99
  INITIAL                                                                            10%         90 DAY       0.986%      0.1644%
DATE. . . .  ADVANCE  ANNUAL  PENALTY FREE  30 DAY PENALTY  90 DAY PENALTY  PENALTIES
25-Sep-98                                                                   $200,000.00   $    3,611.00   24-Dec-98   $        -
-----------                                                                 ------------  -------------  -----------  -----------
10-Nov-98                                                                   $ 10,000.00   $       55.55    8-Feb-99   $        -
10-Nov-98                                                                   $110,000.00   $   10,729.00    8-Feb-99   $ 1,084.60
12-Dec-98                                                                   $100,000.00   $    8,876.71   12-Mar-99   $   986.00
26-Jan-99                                                                   $250,000.00   $   19,109.59   26-Apr-99   $ 2,465.00
26-Jan-99                                                                   $250,000.00   $   19,109.59   26-Apr-99   $ 2,465.00
16-Apr-99                                                                   $600,000.00   $   32,712.33   15-Jul-99   $ 5,916.00

                                                                                          $1,520,000.00  $94,203.77   $12,916.60



TODAYS DATE
1-NOV-99
  INITIAL .  TOTAL
DATE
25-Sep-98 .  $         -  $         -
-----------  -----------  -----------
10-Nov-98 .  $         -  $         -
10-Nov-98 .  $ 42,678.24  $ 43,762.84
12-Dec-98 .  $ 33,537.60  $ 34,523.60
26-Jan-99 .  $ 65,349.00  $ 67,814.00
26-Jan-99 .  $ 65,349.00  $ 67,814.00
16-Apr-99 .  $ 77,925.60  $ 83,841.60

             $284,839.44  $297,756.04






TODAYS DATE
1-NOV-99                                                                      $      3.50
  PENALTIES  TOTAL INTEREST  INTEREST &   TOTAL
DATE. . . .  FORGIVEN        & PENALTIES  PENALTY SHARES  CONVERSION  SHARES  SHARES
25-Sep-98                                                                     $         -   $   3,611.00      1,032.00     0.1118
-----------                                                                   ------------  -------------  -----------  ---------
10-Nov-98                                                                     $         -   $      55.55         16.00     0.1118
10-Nov-98                                                                     $(43,762.84)  $  10,729.00      3,065.00       0.28
12-Dec-98                                                                     $(34,523.60)  $   8,876.71      2,536.00       0.28
26-Jan-99                                                                     $(67,814.00)  $  19,109.59      5,460.00       0.28
26-Jan-99                                                                     $(13,562.80)  $  73,360.79     20,960.00        0.4
16-Apr-99                                                                     $(27,947.20)  $  88,606.73     25,316.00       0.65

                                                                                            $(187,610.44)  $204,349.37  58,385.00



TODAYS DATE
1-NOV-99
  PENALTIES
DATE
25-Sep-98 .  1,788,908.00  1,789,940.00
-----------  ------------  ------------
10-Nov-98 .     89,445.00     89,461.00
10-Nov-98 .    392,857.00    395,922.00
12-Dec-98 .    357,143.00    359,679.00
26-Jan-99 .    892,857.00    898,317.00
26-Jan-99 .    625,000.00    645,960.00
16-Apr-99 .    923,077.00    948,393.00

             5,069,287.00  5,127,672.00

                               Exhibit A - Page 5
                                   SCHEDULE B


VALUE OF WARRANT   EXERCISE PRICE   NO. OF SHARES ISSUABLE

400,000. . . . .  $          0.28               1,428,572
600,000. . . . .  $          0.65                 923,077
-----------------  ---------------  ----------------------
